UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                JANUARY 24, 2003
                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           IOWA                        0-32637                  42-1039071
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                             (Identification No.)

                                405 FIFTH STREET
                                AMES, IOWA 50010
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (515) 232-6251


                                 NOT APPLICABLE
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

         The following exhibit is filed as part of this Report:

                  Exhibit No.                         Description
                  -----------                         -----------
                       99.1               News Release dated January 24, 2003






Item 9.  Regulation FD Disclosure

     On January 24, 2003, Ames National Corporation issued a News Release announcing its earnings for the three month and twelve month periods ending December 31, 2002. A copy of the New Release is attached hereto as Exhibit 99.1.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AMES NATIONAL CORPORATION


Date:  January 24, 2003                              By:   /s/ Daniel L. Krieger
                                                           ---------------------
                                                     Name:  Daniel L. Krieger
                                                     Title: President

                                  EXHIBIT INDEX


     Exhibit No.                                         Description
     -----------                                         -----------
        99.1                                 News Release dated January 24, 2003